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                                  EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1995 included in American President Companies, Ltd.'s Annual Report on Form 10-K for the fiscal year ended December 30, 1994 and to all references to our Firm included in this registration statement.



                                           /s/ Arthur Andersen LLP
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San Francisco, California
May 17, 1995